As filed with the Securities and Exchange Commission on June 21, 2017

Registration No. 333-202011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Owens Corning

(Exact name of registrant as specified in its charter)

Delaware	43-2109021
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

One Owens Corning Parkway

Toledo, Ohio 43659

(419) 248-8000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Ava Harter

Senior Vice President, General Counsel and Secretary

Owens Corning

One Owens Corning Parkway

Toledo, Ohio 43659

(419) 248-8000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael J. Solecki

Jones Day

901 Lakeside Avenue

Cleveland, Ohio 44114

Tel No.: (216) 586-3939

Fax: (216) 579-0212

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/ Proposed maximum offering price per unit/Proposed maximum aggregate offering price (1)	Amount of registration fee (2)
Common Stock
Debt Securities
Guarantees (3)

(1)	An indeterminate aggregate initial offering price or number or amount of securities are being registered and may from time to time be offered at (i) indeterminate prices or (ii) upon conversion of or exchange for debt securities that provide for conversion or exchange, or pursuant to the antidilution provisions of any such debt securities.
(2)	In reliance on and in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.
(3)	Guarantees of Owens Corning’s debt securities by certain of Owens Corning’s subsidiaries. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is required for the guarantees. See the next page for a table of guarantor registrants.

Table of Additional Registrants

(Subsidiary Guarantors)

Exact name of registrant as specified in its charter*	State or other jurisdiction of incorporation or organization	I.R.S. employer identification number
CDC Corporation	Wisconsin	39-1830456
Engineered Pipe Systems, Inc.	Delaware	34-1870323
Eric Company	Delaware	34-1162113
InterWrap Corp.	Oregon	93-0957943
IPM Inc.	Delaware	51-0336727
OCV Intellectual Capital, LLC	Delaware	83-0466000
Owens Corning Automotive, LLC	Delaware	81-0810235
Owens Corning Composite Materials, LLC	Delaware	35-2273537
Owens Corning Construction Services, LLC	Delaware	36-4590392
Owens Corning Foam Insulation, LLC	Delaware	38-3737830
Owens Corning Franchising, LLC	Delaware	32-0181362
Owens Corning HOMExperts, Inc.	Delaware	32-0176636
Owens Corning HT, Inc.	Delaware	34-1830879
Owens Corning Insulating Systems, LLC	Delaware	37-1525228
Owens Corning Intellectual Capital, LLC	Delaware	83-0485853
Owens Corning Mineral Wool, LLC	Delaware	47-2214614
Owens Corning Non-Woven Technology, LLC	Delaware	45-4533190
Owens Corning Roofing and Asphalt, LLC	Delaware	32-0176634
Owens Corning Sales, LLC	Delaware	74-3189734
Owens Corning Science and Technology, LLC	Delaware	30-0369347
Owens Corning Technical Fabrics, LLC	Delaware	45-4533820
Owens Corning U.S. Holdings, LLC	Delaware	30-0369361
Owens-Corning Funding Corporation	Delaware	34-1788139
Soltech, Inc.	Kentucky	35-1575937
Thermafiber, Inc.	Delaware	13-3986697

*	The address for each of the additional registrants’ principal executive office is One Owens Corning Parkway, Toledo, Ohio 43659, and the telephone number for each of the additional registrants’ principal executive office is (419) 248-8000.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 (the “Amendment”) to the registration statement on Form S-3 (Registration No. 333-202011) initially filed by Owens Corning on February 11, 2015 with the Securities and Exchange Commission (the “Registration Statement”) is filed to (i) add InterWrap Corp., Owens Corning Automotive, LLC, Owens Corning Mineral Wool, LLC, Owens Corning Non-Woven Technology, LLC, Owens Corning Technical Fabrics, LLC and Thermafiber, Inc. (collectively, the “Additional Registrants”) as co-registrants to the Registration Statement, (ii) register the Additional Registrants’ guarantees of the debt securities covered by the Registration Statement, (iii) update the information in Part II with respect to the Additional Registrants, (iv) file additional exhibits to the Registration Statement and (v) replace the section entitled “Experts” in the base prospectus that forms a part of the Registration Statement.

The Amendment does not modify any provisions of the base prospectus other than replacing the section in the base prospectus appearing after the heading set forth below. Accordingly, such base prospectus is being omitted from this filing.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2016 have been so incorporated in reliance on the report, which contains an explanatory paragraph on the effectiveness of internal control over financial reporting due to the exclusion of certain elements of the internal control over financial reporting of the InterWrap business the registrant acquired during the year ended December 31, 2016, of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses (other than underwriting compensation), all of which will be paid by us, to be incurred in connection with the registration and sale of the securities:

Securities and Exchange Commission registration fee	$	*
Rating agency fees		**
Legal fees and expenses		**
Accounting fees and expenses		**
Trustee’s fees and expenses		**
Transfer agent and registrar fees		**
Printing and distribution expenses		**
Miscellaneous		**

Total	$	**

*	Deferred in reliance upon Rule 456(b) and 457(r).
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers.

The following is a summary of the statutes, charter and bylaw provisions or other arrangements under which the Registrants’ directors and officers are insured or indemnified against liability in their capacities as such. As the Registrants are constituted in varying jurisdictions, there are a number of applicable statutes.

Registrants Incorporated Under Delaware Law

Owens Corning, Engineered Pipe Systems, Inc., Eric Company, IPM Inc., Owens-Corning Funding Corporation, Owens Corning HOMExperts, Inc., Owens Corning HT, Inc. and Thermafiber, Inc. are each incorporated under the laws of the state of Delaware. Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a Delaware corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement, or otherwise.

Article Ten of Owens Corning’s amended and restated certificate of incorporation provides that Owens Corning shall, to the fullest extent authorized or permitted by applicable law, indemnify any person made, or threatened to be made, a party to any action or proceeding (whether civil or criminal or otherwise) by reason of the fact that he or she, his or her testator or intestate, is or was a director or officer of Owens Corning or by reason of the fact that such person, at the request of Owens Corning, is or was serving as a director, manager, officer, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise. No director of Owens Corning shall be personally liable to Owens Corning or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to Owens Corning or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which such director derived an improper personal benefit.

Article IX of Owens Corning’s amended and restated bylaws provides that Owens Corning shall, to the fullest extent authorized or permitted by applicable law, indemnify any and all persons who may serve or who have served at any time as directors or officers of Owens Corning, or who may serve or at any time have served at the request of Owens Corning as directors, managers, officers, employees or agents of another corporation (including subsidiaries of Owens Corning) or of any partnership, joint venture, trust or other enterprise, and any directors or officers of Owens Corning who at the request of Owens Corning may serve or at any time have served as agents or fiduciaries of an employee benefit plan of Owens Corning or any of its subsidiaries, from and against any and all of the expenses, liabilities or other matters referred to in or covered by law, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, manager, officer, employee or agent to the fullest extent authorized or permitted by applicable law. Owens Corning may also indemnify any and all other persons whom it shall have power to indemnify under any applicable law, to the extent authorized or permitted by such law.

In addition to the provisions of the amended and restated articles of incorporation and amended and restated bylaws, Owens Corning has entered into indemnification agreements with all of its directors, to indemnify the directors to the fullest extent permitted by the amended and restated bylaws. Owens Corning also maintains directors and officers insurance to insure such persons against certain liabilities.

The certificates of incorporation and/or bylaws of Engineered Pipe Systems, Inc., Eric Company, IPM Inc., Owens-Corning Funding Corporation, Owens Corning HOMExperts, Inc., Owens Corning HT, Inc. and Thermafiber, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the laws of Delaware.

Registrants Formed Under the Delaware Limited Liability Company Act

Owens Corning Automotive, LLC, Owens Corning Composite Materials, LLC, Owens Corning Construction Services, LLC, OCV Intellectual Capital, LLC, Owens Corning Foam Insulation, LLC, Owens Corning Franchising, LLC, Owens Corning Insulating Systems, LLC, Owens Corning Intellectual Capital, LLC, Owens Corning Mineral Wool, LLC, Owens Corning Non-Woven Technology, LLC, Owens Corning Roofing and Asphalt, LLC, Owens Corning Sales, LLC, Owens Corning Science and Technology, LLC, Owens Corning Technical Fabrics, LLC and Owens Corning U.S. Holdings, LLC are each a limited liability company formed under the laws of the state of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides, subject to standards and restrictions set forth in its limited liability company agreement, that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Owens Corning Automotive, LLC, Owens Corning Composite Materials, LLC, Owens Corning Construction Services, LLC, OCV Intellectual Capital, LLC, Owens Corning Foam Insulation, LLC, Owens Corning Franchising, LLC, Owens Corning Insulating Systems, LLC, Owens Corning Intellectual Capital, LLC, Owens Corning Mineral Wool, LLC, Owens Corning Non-Woven Technology, LLC, Owens Corning Roofing and Asphalt, LLC, Owens Corning Sales, LLC, Owens Corning Science and Technology, LLC, Owens Corning Technical Fabrics, LLC and Owens Corning U.S. Holdings, LLC each have operating agreements which provide that the company will indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the company), by reason of the fact that he, she or it is or was serving at the request of the company as a director, officer, or manager for any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him, her or it in connection with such action, suit or proceeding if he, she or it acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her or its conduct was unlawful.

Registrants Incorporated Under Kentucky Law

Soltech, Inc. is incorporated under the laws of the state of Kentucky. Section 271B.8-510 of the Kentucky Business Corporation Act permits a corporation to indemnify an individual who is a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) (a) he conducted himself in good faith; (b) he honestly believed (i) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation; and (ii) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The amended and restated articles of incorporation of Soltech, Inc. provide for the indemnification of directors to the fullest extent permitted by the laws of Kentucky.

Registrants Incorporated Under Wisconsin Law

CDC Corporation is incorporated under the laws of the state of Wisconsin. Under Section 180.0851 of the Wisconsin Business Corporation Law, a corporation shall indemnify a director or officer, to the extent such person is successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding, if such person was a party to such proceeding because he or she was a director or officer of the corporation. In all other cases, the corporation shall indemnify a director or officer against liability incurred in a proceeding to which such person was a party because he or she was a director or officer of the corporation, unless liability was incurred because he or she breached or failed to perform a duty owed to the Registrant and such breach or failure to perform constitutes: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct. Section 180.0858 of the Wisconsin Business Corporation Law provides that subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under (a) the corporation’s articles of incorporation or bylaws, (b) a written agreement between the director or officer and the corporation, (c) a resolution of the corporation’s board of directors, or (d) a resolution that is adopted, after notice, by a majority of all of the corporation’s voting shares then issued and outstanding.

Section 180.0859 of the Wisconsin Business Corporation Law provides that it is the public policy of the State of Wisconsin to require or permit indemnification, allowance of expenses and insurance to the extent required or permitted under Sections 180.0850 to 180.0858 of the Wisconsin Business Corporation Law for any liability incurred in connection with a proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities.

CDC Corporation’s bylaws provide for indemnification for any director or officer to the fullest extent permitted by the laws of Wisconsin.

Registrants Incorporated Under Oregon Law

InterWrap Corp. is incorporated under the laws of the state of Oregon. Section 60.391 of the Oregon Business Corporation Act (the “OBCA”) provides, in relevant part, that a corporation may indemnify any director who is made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if (i) the conduct of the individual was in good faith, (ii) the individual reasonably believed that the individual’s conduct was in the best interests of the corporation, or at least not opposed to its best interests, and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful; provided, however, that the corporation may not indemnify an individual if (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (ii) in connection with a proceeding that charged the director with and adjudged the director liable for improperly receiving a personal benefit.

Section 60.394 of the OBCA provides that, unless otherwise limited by its articles of incorporation, a corporation shall indemnify any director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. Section 60.401 of the OBCA provides that, unless a corporation’s articles of incorporation provide otherwise, a court may order indemnification if it determines that the director is entitled to indemnification under Section 60.394 or that the director is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances whether or not the director met the good faith and reasonable belief standards of conduct set out in the statute.

In addition, Section 60.407 of the OBCA provides, in relevant part, that, unless a corporation’s articles of incorporation provide otherwise, any officer is entitled to such indemnification to the same extent as a director under Section 60.394 and Section 60.401, and that a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent as to a director under Sections 60.387 to 60.411.

Section 60.047 of the OBCA provides that a corporation may in its articles of incorporation eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director except for liability: for any breach of the director’s duty of loyalty to the corporation or its shareholders; for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; for any unlawful distribution under Section 60.367 of the OBCA (pertaining to certain prohibited acts including unlawful distributions); or for any transaction from which the director derived an improper personal benefit. Section 60.414 of the OBCA also provides that the statutory indemnification provisions are not deemed exclusive of any other rights to which directors or officers may be entitled under a corporation’s articles of incorporation or bylaws, any agreement, general or specific action of the board of directors, vote of shareholders or otherwise. The articles of incorporation and bylaws of InterWrap Corp. provide that such registrant indemnifies its directors and officers to the maximum extent allowed by Oregon law.

Item 16.	Exhibits

The following is a list of all the exhibits filed as part of this registration statement.

1*	Form of Underwriting Agreement.

4.1	Amended and Restated Certificate of Incorporation of Owens Corning (incorporated by reference to Exhibit 3.1 of Owens Corning’s Quarterly Report on Form 10-Q (File No. 1-33100), for the quarter ended March 31, 2016).

4.2	Amended and Restated Bylaws of Owens Corning (incorporated by reference to Exhibit 3.2 of Owens Corning’s Quarterly Report on Form 10-Q (File No. 1-33100), for the quarter ended March 31, 2016).

4.3	Indenture, dated as of June 2, 2009, between Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-159689), filed June 3, 2009).

4.4	First Supplemental Indenture, dated June 8, 2009, between Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed June 8, 2009).

4.5	Second Supplemental Indenture, dated May 26, 2010, between Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed May 28, 2010).

4.6	Third Supplemental Indenture, dated as of October 22, 2012, by and among Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed October 22, 2012).

4.7	Fourth Supplemental Indenture, dated as of November 12, 2014, by and among Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed November 12, 2014).

4.8	Fifth Supplemental Indenture, dated as of August 8, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100) filed August 8, 2016).

4.9	Sixth Supplemental Indenture, dated as of October 3, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.10	Seventh Supplemental Indenture, dated as of February 27, 2017, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.11	Indenture, dated as of October 31, 2006, by and among Owens Corning, each of the guarantors named therein and LaSalle Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed November 2, 2006).

4.12*	Form of Debt Security.

5.1	Opinion of Jones Day.

5.2	Opinion of Stites & Harbison, PLLC (incorporated by reference to Exhibit 5.2 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

5.3	Opinion of Reinhart Boerner Van Deuren s.c (incorporated by reference to Exhibit 5.3 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

5.4	Opinion of K&L Gates LLP.

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Jones Day (included in Exhibit 5.1).

23.3	Consent of Stites & Harbison, PLLC (included in Exhibit 5.2) (incorporated by reference to Exhibit 23.3 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

23.4	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3) (incorporated by reference to Exhibit 23.4 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

23.5	Consent of K&L Gates LLP (included in Exhibit 5.4).

24.1	Owens Corning Power of Attorney (set forth on Owens Corning’s signature page to this Registration Statement) (incorporated by reference to Exhibit 24.1 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

24.2	CDC Corporation Power of Attorney (set forth on CDC Corporation’s signature page to this Registration Statement).

24.3	Engineered Pipe Systems, Inc. Power of Attorney (set forth on Engineered Pipe Systems, Inc.’s signature page to this Registration Statement).

24.4	Eric Company Power of Attorney (set forth on Eric Company’s signature page to this Registration Statement).

24.5	InterWrap Corp. Power of Attorney (set forth on InterWrap Corp.’s signature page to this Registration Statement).

24.6	IPM Inc. Power of Attorney (set forth on IPM Inc.’s signature page to this Registration Statement).

24.7	OCV Intellectual Capital, LLC Power of Attorney (set forth on OCV Intellectual Capital, LLC’s signature page to this Registration Statement).

24.8	Owens Corning Automotive, LLC Power of Attorney (set forth on Owens Corning Automotive, LLC’s signature page to this Registration Statement).

24.9	Owens Corning Composite Materials, LLC Power of Attorney (set forth on Owens Corning Composite Materials, LLC’s signature page to this Registration Statement).

24.10	Owens Corning Construction Services, LLC Power of Attorney (set forth on Owens Corning Construction Services LLC’s signature page to this Registration Statement).

24.11	Owens Corning Foam Insulation, LLC Power of Attorney (set forth on Owens Corning Foam Insulation, LLC’s signature page to this Registration Statement).

24.12	Owens Corning Franchising, LLC Power of Attorney (set forth on Owens Corning Franchising, LLC’s signature page to this Registration Statement).

24.13	Owens Corning HOMExperts, Inc. Power of Attorney (set forth on Owens Corning HOMExperts, Inc.’s signature page to this Registration Statement).

24.14	Owens Corning HT, Inc. Power of Attorney (set forth on Owens Corning HT, Inc.’s signature page to this Registration Statement).

24.15	Owens Corning Insulating Systems, LLC Power of Attorney (set forth on Owens Corning Insulating Systems, LLC’s signature page to this Registration Statement).

24.16	Owens Corning Intellectual Capital, LLC Power of Attorney (set forth on Owens Corning Intellectual Capital, LLC’s signature page to this Registration Statement).

24.17	Owens Corning Mineral Wool, LLC Power of Attorney (set forth on Owens Corning Mineral Wool, LLC’s signature page to this Registration Statement).

24.18	Owens Corning Non-Woven Technology, LLC Power of Attorney (set forth on Owens Corning Non-Woven Technology, LLC’s signature page to this Registration Statement).

24.19	Owens Corning Roofing and Asphalt, LLC Power of Attorney (set forth on Owens Corning Roofing and Asphalt, LLC’s signature page to this Registration Statement).

24.20	Owens Corning Sales, LLC Power of Attorney (set forth on Owens Corning Sales, LLC’s signature page to this Registration Statement).

24.21	Owens Corning Science and Technology, LLC Power of Attorney (set forth on Owens Corning Science and Technology, LLC’s signature page to this Registration Statement).

24.22	Owens Corning Technical Fabrics, LLC Power of Attorney (set forth on Owens Corning Technical Fabrics, LLC’s signature page to this Registration Statement).

24.23	Owens Corning U.S. Holdings, LLC Power of Attorney (set forth on Owens Corning U.S. Holdings, LLC’s signature page to this Registration Statement).

24.24	Owens-Corning Funding Corporation Power of Attorney (set forth on Owens-Corning Funding Corporation’s signature page to this Registration Statement).

24.25	Soltech, Inc. Power of Attorney (set forth on Soltech, Inc.’s signature page to this Registration Statement).

24.26	Thermafiber, Inc. Power of Attorney (set forth on ThermaFiber, Inc.’s signature page to this Registration Statement).

25	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee on Form T-1 (incorporated by reference to Exhibit 25 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

*	To be filed by amendment or as an exhibit to a document to be incorporated or deemed to be incorporated by reference in the registration statement.

Item 17.	Undertakings

(a) Each undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “Act”);

(ii)    to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)    to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3, Form SF-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Act to any purchaser:

(i)    Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(5) That, for the purpose of determining liability of the registrant under the Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)    Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)    Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)    The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)    Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the Act, each filing of the registrant’s annual report pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant, pursuant to the provisions described under Item 15 or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING
(Registrant)

By:	/s/ Michael C. McMurray
Michael C. McMurray
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael H. Thaman	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	June 21, 2017

/s/ Michael C. McMurray Michael C. McMurray	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 21, 2017

* Kelly J. Schmidt	Vice President and Controller (Principal Accounting Officer)	June 21, 2017

* Cesar Conde	Director	June 21, 2017

* J. Brian Ferguson	Director	June 21, 2017

* Ralph F. Hake	Director	June 21, 2017

* F. Philip Handy	Director	June 21, 2017

* Edward F. Lonergan	Director	June 21, 2017

* Maryann T. Mannen	Director	June 21, 2017

* James J. McMonagle	Director	June 21, 2017

* W. Howard Morris	Director	June 21, 2017

* Suzanne P. Nimocks	Director	June 21, 2017

* John D. Williams	Director	June 21, 2017

*	This Registration Statement has been signed on behalf of the above officers and directors by Brad Lazorka, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24.1 to this Registration Statement.

By:	/s/ Brad Lazorka
Brad Lazorka, Attorney-in-Fact
DATED: June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

CDC CORPORATION

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alex Legall Alex Legall	President (Principal Executive Officer)	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

/s/ David Rabuano David Rabuano	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

ENGINEERED PIPE SYSTEMS, INC.

By:	/s/ Brad Lazorka
Brad Lazorka President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Lazorka Brad Lazorka	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

/s/ Richard L. Berry Richard L. Berry	Director	June 21, 2017

/s/ Chris Trunck Chris Trunck	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

ERIC COMPANY

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Chris Trunck Chris Trunck	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

/s/ Omar Chaudhary Omar Chaudhary	Director	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

INTERWRAP CORP.

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brian Chambers Brian Chambers	President (Principal Executive Officer)	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

/s/ Elizabeth Higgins Elizabeth Higgins	Director	June 21, 2017

/s/ Chris Trunck Chris Trunck	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

IPM INC.

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael C. McMurray Michael C. McMurray	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	June 21, 2017

/s/ Ava Harter Ava Harter	Director	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Director	June 21, 2017

/s/ Chris Trunck Chris Trunck	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OCV INTELLECTUAL CAPITAL, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joan Drew Joan Drew	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 21, 2017

/s/ Ava Harter Ava Harter	Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING AUTOMOTIVE, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Arnaud Genis Arnaud Genis	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING COMPOSITE MATERIALS, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Arnaud Genis Arnaud Genis	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING CONSTRUCTION SERVICES, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alex Legall Alex Legall	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING FOAM INSULATION, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alex Legall Alex Legall	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	June 21, 2017

/s/ David Rabuano David Rabuano	Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING FRANCHISING, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alex Legall Alex Legall	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

/s/ Richard L. Berry Richard L. Berry	Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING HOMEXPERTS, INC.

By:	/s/ Brad Lazorka
Brad Lazorka President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Lazorka Brad Lazorka	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

/s/ Richard L. Berry Richard L. Berry	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING HT, INC.

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Chris Trunck Chris Trunck	President and Assistant Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Sole Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING INSULATING SYSTEMS, LLC

By:	/s/ Brad Lazorka
Brad Lazorka
Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julian Francis Julian Francis	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING INTELLECTUAL CAPITAL, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joan Drew Joan Drew	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING MINERAL WOOL, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julian Francis Julian Francis	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING NON-WOVEN TECHNOLOGY, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Arnaud Genis Arnaud Genis	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING ROOFING AND ASPHALT, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brian Chambers Brian Chambers	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING SALES, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jennifer Cloherty Jennifer Cloherty	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING SCIENCE AND TECHNOLOGY, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank C. O’Brien-Bernini Frank C. O’Brien-Bernini	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING TECHNICAL FABRICS, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Arnaud Genis Arnaud Genis	President (Principal Executive Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS CORNING U.S. HOLDINGS, LLC

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Omar Chaudhary Omar Chaudhary	President and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Manager	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Manager	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

OWENS-CORNING FUNDING CORPORATION

By:	/s/ Brad Lazorka
Brad Lazorka President and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Lazorka Brad Lazorka	President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

/s/ Omar Chaudhary Omar Chaudhary	Director	June 21, 2017

/s/ Chris Trunck Chris Trunck	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

SOLTECH, INC.

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dan Eigel Dan Eigel	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	June 21, 2017

/s/ Chris Trunck Chris Trunck	Director	June 21, 2017

/s/ David Rabuano David Rabuano	Director	June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on June 21, 2017.

THERMAFIBER, INC.

By:	/s/ Brad Lazorka
Brad Lazorka Treasurer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Michael C. McMurray, Omar Chaudhary and Brad Lazorka, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-3 (including all amendments, including post-effective amendments, thereto), and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered hereunder, together with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julian Francis Julian Francis	President (Principal Executive Officer) and Director	June 21, 2017

/s/ Brad Lazorka Brad Lazorka	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	June 21, 2017

EXHIBIT INDEX

1*	Form of Underwriting Agreement.

4.1	Amended and Restated Certificate of Incorporation of Owens Corning (incorporated by reference to Exhibit 3.1 of Owens Corning’s Quarterly Report on Form 10-Q (File No. 1-33100), for the quarter ended March 31, 2016).

4.2	Amended and Restated Bylaws of Owens Corning (incorporated by reference to Exhibit 3.2 of Owens Corning’s Quarterly Report on Form 10-Q (File No. 1-33100), for the quarter ended March 31, 2016).

4.3	Indenture, dated as of June 2, 2009, between Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-159689), filed June 3, 2009).

4.4	First Supplemental Indenture, dated June 8, 2009, between Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed June 8, 2009).

4.5	Second Supplemental Indenture, dated May 26, 2010, between Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed May 28, 2010).

4.6	Third Supplemental Indenture, dated as of October 22, 2012, by and among Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed October 22, 2012).

4.7	Fourth Supplemental Indenture, dated as of November 12, 2014, by and among Owens Corning, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed November 12, 2014).

4.8	Fifth Supplemental Indenture, dated as of August 8, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100) filed August 8, 2016).

4.9	Sixth Supplemental Indenture, dated as of October 3, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.10	Seventh Supplemental Indenture, dated as of February 27, 2017, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.11	Indenture, dated as of October 31, 2006, by and among Owens Corning, each of the guarantors named therein and LaSalle Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Owens Corning’s Current Report on Form 8-K (File No. 1-33100), filed November 2, 2006).

4.12*	Form of Debt Security.

5.1	Opinion of Jones Day.

5.2	Opinion of Stites & Harbison, PLLC (incorporated by reference to Exhibit 5.2 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

5.3	Opinion of Reinhart Boerner Van Deuren s.c (incorporated by reference to Exhibit 5.3 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

5.4	Opinion of K&L Gates LLP.

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Jones Day (included in Exhibit 5.1).

23.3	Consent of Stites & Harbison, PLLC (included in Exhibit 5.2) (incorporated by reference to Exhibit 23.3 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

23.4	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3) (incorporated by reference to Exhibit 23.4 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

23.5	Consent of K&L Gates LLP (included in Exhibit 5.4).

24.1	Owens Corning Power of Attorney (set forth on Owens Corning’s signature page to this Registration Statement) (incorporated by reference to Exhibit 24.1 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

24.2	CDC Corporation Power of Attorney (set forth on CDC Corporation’s signature page to this Registration Statement).

24.3	Engineered Pipe Systems, Inc. Power of Attorney (set forth on Engineered Pipe Systems, Inc.’s signature page to this Registration Statement).

24.4	Eric Company Power of Attorney (set forth on Eric Company’s signature page to this Registration Statement).

24.5	InterWrap Corp. Power of Attorney (set forth on InterWrap Corp.’s signature page to this Registration Statement).

24.6	IPM Inc. Power of Attorney (set forth on IPM Inc.’s signature page to this Registration Statement).

24.7	OCV Intellectual Capital, LLC Power of Attorney (set forth on OCV Intellectual Capital, LLC’s signature page to this Registration Statement).

24.8	Owens Corning Automotive, LLC Power of Attorney (set forth on Owens Corning Automotive, LLC’s signature page to this Registration Statement).

24.9	Owens Corning Composite Materials, LLC Power of Attorney (set forth on Owens Corning Composite Materials, LLC’s signature page to this Registration Statement).

24.10	Owens Corning Construction Services, LLC Power of Attorney (set forth on Owens Corning Construction Services LLC’s signature page to this Registration Statement).

24.11	Owens Corning Foam Insulation, LLC Power of Attorney (set forth on Owens Corning Foam Insulation, LLC’s signature page to this Registration Statement).

24.12	Owens Corning Franchising, LLC Power of Attorney (set forth on Owens Corning Franchising, LLC’s signature page to this Registration Statement).

24.13	Owens Corning HOMExperts, Inc. Power of Attorney (set forth on Owens Corning HOMExperts, Inc.’s signature page to this Registration Statement).

24.14	Owens Corning HT, Inc. Power of Attorney (set forth on Owens Corning HT, Inc.’s signature page to this Registration Statement).

24.15	Owens Corning Insulating Systems, LLC Power of Attorney (set forth on Owens Corning Insulating Systems, LLC’s signature page to this Registration Statement).

24.16	Owens Corning Intellectual Capital, LLC Power of Attorney (set forth on Owens Corning Intellectual Capital, LLC’s signature page to this Registration Statement).

24.17	Owens Corning Mineral Wool, LLC Power of Attorney (set forth on Owens Corning Mineral Wool, LLC’s signature page to this Registration Statement).

24.18	Owens Corning Non-Woven Technology, LLC Power of Attorney (set forth on Owens Corning Non-Woven Technology, LLC’s signature page to this Registration Statement).

24.19	Owens Corning Roofing and Asphalt, LLC Power of Attorney (set forth on Owens Corning Roofing and Asphalt, LLC’s signature page to this Registration Statement).

24.20	Owens Corning Sales, LLC Power of Attorney (set forth on Owens Corning Sales, LLC’s signature page to this Registration Statement).

24.21	Owens Corning Science and Technology, LLC Power of Attorney (set forth on Owens Corning Science and Technology, LLC’s signature page to this Registration Statement).

24.22	Owens Corning Technical Fabrics, LLC Power of Attorney (set forth on Owens Corning Technical Fabrics, LLC’s signature page to this Registration Statement).

24.23	Owens Corning U.S. Holdings, LLC Power of Attorney (set forth on Owens Corning U.S. Holdings, LLC’s signature page to this Registration Statement).

24.24	Owens-Corning Funding Corporation Power of Attorney (set forth on Owens-Corning Funding Corporation’s signature page to this Registration Statement).

24.25	Soltech, Inc. Power of Attorney (set forth on Soltech, Inc.’s signature page to this Registration Statement).

24.26	Thermafiber, Inc. Power of Attorney (set forth on ThermaFiber, Inc.’s signature page to this Registration Statement).

25	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee on Form T-1 (incorporated by reference to Exhibit 25 to Owens Corning’s Registration Statement on Form S-3 (File No. 333-202011), filed February 11, 2015).

*	To be filed by amendment or as an exhibit to a document to be incorporated or deemed to be incorporated by reference in the registration statement.